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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                   EXHIBIT 10.26

                AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK,
                    DATED AS OF SEPTEMBER 21, 1999, BETWEEN
                         TELLIUM, INC. ("TELLIUM") AND
                 DYNEGY GLOBAL COMMUNICATIONS, INC. ("DYNEGY")
                        (AS SUCCESSOR TO EXTANT, INC.)
                           (THE "WARRANT AGREEMENT")


     This Amendment to the Warrant Agreement is made as of November 2, 2000 by and between Dynegy and Tellium. All capitalized terms that are used herein but not defined shall have the meaning ascribed to them in the Warrant Agreement.

     In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1. Section 3(a) shall be deleted in its entirety and replaced with the following:

         3.  Exercise of Warrant.

         (a) All of the shares subject to the Warrant (the "Warrant Shares") are irrevocably and fully vested immediately upon execution and delivery of the Purchase Agreement by Extant. The purchase rights represented by this Warrant as to the vested shares are exercisable pursuant to the exercise schedule attached hereto as Annex 1 (the "Exercise Schedule"). Such shares exercisable pursuant to the Exercise Schedule are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and Notice of Exercise attached as Annex II hereto duly completed and executed on behalf of the Holder, at the principal offices of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         2. Annex I shall be deleted in its entirety and replaced with the Annex I attached hereto.

         3. The parties acknowledge that all of the prior amendments to the Warrant Agreement are as follows:

             .  Amendment dated December, 1999.

             . Supplemental Letter Agreement dated November 2, 2000 among Dynegy Connect, L.P., DCP Leasing L.L.C. (as Construction Agent), Tellium, and Dynegy, Inc.

             . Amended and Restated Letter Agreement dated November 2, 2000 among Dynegy Connect, L.P., Tellium, and Polaris Connect Statutory Trust.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


          4. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually-executed counterpart hereof.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the first date above written.

                                 TELLIUM, INC.

                                 By: /s/ Nicholas DeVito
                                    ---------------------------
                                    Name:  Nicholas DeVito
                                    Title: VP Business Development


                                 DYNEGY GLOBAL COMMUNICATIONS, INC.

                                 By:   /s/ Michael G. Gray
                                    ---------------------------
                                       Name:  Michael G. Gray
                                       Title: Vice President


                                 DYNEGY CONNECT, L.P.


                                 By:   /s/ Michael S. Sava
                                    ---------------------------
                                       Name:  Michael S. Sava
                                       Title: Executive Vice President

AGREED AND ACCEPTED
AS OF THE ABOVE DATE
BY THE FOLLOWING
BENEFICIAL OWNERS:

DYNEGY STRATEGIC INVESTMENTS, L.P.

   By: /s/ Gregory D. Kingsley
       ---------------------------
       Name:  Gregory D. Kingsley
       Title: Assistant Treasurer

TELSTRA HOLDINGS Pty Limited

By:_________________________________
  Name:
  Title:

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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                                         ANNEX I
                                                                         -------

                               EXERCISE SCHEDULE

     (* * *) of the shares subject to the Warrant (the "Warrant Shares") shall irrevocably be exercisable immediately upon execution and delivery of the Purchase Agreement. (* * *) of the Warrant Shares shall irrevocably be exercisable upon delivery of an order by Dynegy and acceptance thereof by Tellium for a least (* * *) (such order to be coincident with signed Purchase Agreement and to include (* * *) already in Dynegy's possession for testing), and an additional (* * *) of the Warrant Shares shall irrevocably be exercisable upon payment therefor. (* * *) of the Warrant Shares shall irrevocably be exercisable on delivery of one or more orders by Dynegy and acceptance thereof by Tellium for a least (* * *) in the aggregate.

     The remaining Warrant Shares shall irrevocably be exercisable at a rate of (* * *) for each (* * *) of products and services (including, without limitation, the (* * *) referenced above) delivered under the Purchase Agreement and acceptance and payment therefor and thereunder, provided that, subject to the terms of this schedule, Authorized Purchasers purchase at least (* * *) of products and services during the (* * *) anniversary years (as defined below) during which the Warrant is outstanding; provided, further, that such (* * *) purchase requirement shall not apply to (* * *). Notwithstanding the foregoing, if Authorized Purchasers pay any (* * *) with respect to any Purchase Agreement products to any contractor other than Tellium, such (* * *) shall be excluded in calculating whether Authorized Purchasers accepted and paid for any (* * *) increment of products and services for purposes of determining the exercisability of Warrant Shares. The Warrant Shares shall irrevocably be exercisable with respect to each such (* * *) of products and services on the date upon which Authorized Purchasers complete payment for such (* * *) of products and services, and not at the end of the anniversary year during which such payment is made. Notwithstanding the foregoing, in the event that Authorized Purchasers fail to purchase at least (* * *) of products and services during any such anniversary year, (i) the exercisability of previously exercisable Warrant Shares shall be unaffected, and (ii) Warrant Shares shall continue to irrevocably exercisable at the rate of (* * *) for each (* * *) of products and services purchased by Authorized Purchasers pursuant to the Purchase Agreement, so long as the quotient obtained by dividing (a) the aggregate amount purchased by Authorized Purchasers for products and services under the Purchase Agreement during such year and each prior year during the term of his Warrant (collectively, the "Completed Years") by (b) the Completed Years, is equal to or in excess of (* * *), For purposes of this exercise schedule, the term "anniversary year" is based on the effective date of the Purchase Agreement.

     Example 1: If Dynegy (and its Authorized Purchasers) purchases products and services during anniversary years (* * *) equal to (* * *), (* * *), (* * *), (*
* *) and (* * *), respectively, the following exercisability would result: (* * *) of the Warrant Share would irrevocably be exercisable during Year (* * *) because (* * *) of purchases had been made by the date; the Warrant Shares would continue to be eligible to be exercisable through Year (* * *) even though an additional (* * *) had not been purchased, because the average of Years (* * *) through (* * *) is (* * *); no Warrant Shares would be exercisable in Year (* * *) even though the

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NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

average purchases of Years (* * *) through (* * *) is (* * *) because an additional (* * *) of purchases would not have been made by such date; however, the Warrant Shares should still be eligible to be exercisable at a later date; (* * *) would be exercisable during Year (* * *) (because the average of Years (* * *) through (* * *) is (* * *) and because a total of (* * *) of purchases would have been made); and (* * *) would be exercisable during Year (* * *) because the average of Years (* * *) through (* * *) is (* * *) and because a total of (* * *) of purchases would have been made). However, if Dynegy (and its Authorized Purchasers) purchased (* * *) in Year (* * *) of this example rather than (* * *), the Warrant Shares would cease being exercisable at the end of Year (* * *) because the average purchases during years (* * *) through (* * *) would be (* * *) and only (* * *) of purchases would have been by such date; the (* * *) became exercisable during Year (* * *) would be unaffected.

          Example 2: If Dynegy (and its Authorized Purchasers) purchases products and services in anniversary years (* * *) through (* * *) equal to (* * *), (* * *), (* * *), (* * *) and (* * *), respectively the following exercisability schedule would result: No Warrant Shares would be exercisable in Year (* * *) (because purchases were less than (* * *)); (* * *) would be exercisable in Years (* * *) (because the average for Years (* * *) and (* * *) is (* * *) and a total of (* * *) in purchases would have been made); (* * *) would be exercisable in Year (* * *) (because less than an additional (* * *) in purchases were made after the last exercisability of Warrant Shares and the average of Years (* * *) through (* * *) is (* * *); (* * *) would be exercisable in Year (* * *) (because the average for Years (* * *) though (* * *) is (* * *) and an aggregate of (* * *) in purchases would have been made ((*
* *) - (* * *) = (* * *))); and (* * *) would be exercisable in Year (* * *)
(because the average for Years (* * *) through (* * *) is (* * *) and an aggregate of (* * *) in purchases would have been made).

          Notwithstanding anything to the contrary hereunder, and subject to prior exercisability, the Warrant shall be fully exercisable after March 31, 2005 during its term.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                        ANNEX II
                                                                        --------

                              NOTICE OF EXERCISE

To: TELLIUM, INC.

     (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of TELLIUM, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

     Name                    Address                 No. Shares
     ----                    -------                 ----------



     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________    Holder: ____________________________


                                By: ________________________________
                                       Name:
                                       Title: